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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     May 22, 2001


                        CNH CAPITAL RECEIVABLES INC.
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             (Exact Name of Registrant as Specified in Charter)


           Delaware               333-38040                     39-1995297
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 (State or Other Jurisdiction    (Commission                  (IRS Employer
      of Incorporation)          File Number)               Identification No.)


100 South Saunders Road, Lake Forest                                60045
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(Address of Principal Executive Offices)                          (Zip Code)


Registrants telephone number, including area code      (847) 735-9200



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          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.     Other Events

            The Registrant is filing final forms of the exhibits listed in
            Item 7(c) below.

Item 7.     Financial Statements and Exhibits

        (c) Exhibits.


Exhibit
  No.       Document Description

1.1 Underwriting Agreement dated May 9, 2001 among CNH Capital Receivables Inc., Case Credit Corporation and Merrill Lynch, Pierce, Fenner and Smith Incorporated.

1.2 Placement Agency Agreement dated May 9, 2001 among CNH Capital Receivables Inc., Case Credit Corporation and Merrill Lynch, Pierce, Fenner and Smith Incorporated.

1.3 Note Purchase Agreement dated May 9, 2001 among CNH Capital Receivables Inc., Case Credit Corporation and Merrill Lynch Bank USA Co.

4.1 Indenture dated as of May 1, 2001 between CNH Equipment Trust 2001-A and Bank One, National Association.

4.2 Trust Agreement dated as of May 1, 2001 between CNH Capital Receivables Inc. and The Bank of New York.

4.3 Sale and Servicing Agreement dated as of May 1, 2001 among CNH Capital Receivables Inc., Case Credit Corporation, Bank One, National Association and CNH Equipment Trust 2001-A.

4.4 Case Purchase Agreement dated as of May 1, 2001 between Case Credit Corporation and CNH Capital Receivables Inc.

4.5 NH Purchase Agreement dated as of May 1, 2001 between New Holland Credit Company, LLC and CNH Capital Receivables Inc.

4.6 Administration Agreement dated as of May 1, 2001 among CNH Equipment Trust 2001-A, Bank One, National Association, The Bank of New York and Case Credit Corporation.

4.7         Performance Guaranty dated as of May 1, 2001 of IHF -
            Internazionale Holding Fiat S.A. in favor of Bank One, National Association.

4.8 ISDA Master Agreement dated as of May 1, 2001 between CNH Equipment Trust 2001-A and Bank of America, N.A.

8.1 Federal and Illinois Tax and ERISA Opinion of Mayer, Brown & Platt dated May 22, 2001.



                                                               Form 8-K page 3
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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CNH CAPITAL RECEIVABLES INC.
                                         (Registrant)





Dated:  May 22, 2001                  By: /s/ Frank A. Anglin III
                                              Senior Vice President



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                             INDEX TO EXHIBITS


Exhibit
  No.       Document Description

1.1 Underwriting Agreement dated May 9, 2001 among CNH Capital Receivables Inc., Case Credit Corporation and Merrill Lynch, Pierce, Fenner and Smith Incorporated.

1.2 Placement Agency Agreement dated May 9, 2001 among CNH Capital Receivables Inc., Case Credit Corporation and Merrill Lynch, Pierce, Fenner and Smith Incorporated.

1.3 Note Purchase Agreement dated May 9, 2001 among CNH Capital Receivables Inc., Case Credit Corporation and Merrill Lynch Bank USA Co.

4.1 Indenture dated as of May 1, 2001 between CNH Equipment Trust 2001-A and Bank One, National Association.

4.2 Trust Agreement dated as of May 1, 2001 between CNH Capital Receivables Inc. and The Bank of New York.

4.3 Sale and Servicing Agreement dated as of May 1, 2001 among CNH Capital Receivables Inc., Case Credit Corporation and CNH Equipment Trust 2001-A.

4.4 Case Purchase Agreement dated as of May 1, 2001 between Case Credit Corporation and CNH Capital Receivables Inc.

4.5 NH Purchase Agreement dated as of May 1, 2001 between New Holland Credit Company, LLC and CNH Capital Receivables Inc.

4.6 Administration Agreement dated as of May 1, 2001 among CNH Equipment Trust 2001-A, Bank One, National Association and Case Credit Corporation.

4.7 Performance Guaranty dated as of May 1, 2001 between IHF Internazionale Holding Fiat S.A. and Bank One, National Association.

4.8 ISDA Master Agreement dated as of May 1, 2001 between CNH Equipment Trust 2001-A and Bank of America, N.A.

8.1 Federal and Illinois Tax and ERISA Opinion of Mayer, Brown & Platt dated May 22, 2001.